UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016

NEW ASIA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-54171	26-1381565
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

33 Ubi Avenue 3 #07-58 Vertex Building Tower A Singapore	408868
(Address of principal executive offices)	(Zip Code)

+6567023808
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

(a)    Resignation of Independent Registered Accounting Firm

On May 23, 2016, Anton & Chia, LLP ("Anton & Chia") tendered its resignation as the independent registered public accounting firm of New Asia Energy, Inc. (the "Company").  Anton & Chia's resignation as the Company's independent auditors followed the Company's determination to engage another independent auditing firm.  The foregoing determination by the Company was made upon approval and recommendation of the Board of Directors of the Company.
Anton & Chia's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.  Furthermore, during the Company's two most recent fiscal years and through May 23, 2016, there have been no disagreements with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Anton & Chia's satisfaction, would have caused Anton & Chia to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such periods.
For the years ended December 31, 2015 and 2014 and through May 23, 2016, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided Anton & Chia with a copy of the foregoing disclosure prior to its filing with the Securities and Exchange Commission (the "Commission") and requested that Anton & Chia furnish the Company a letter addressed to the Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of Anton & Chia's letter to the Commission is attached as an exhibit to this current report on Form 8-K.
 (b)        Engagement of New Independent Registered Accounting Firm
On May 27, 2016, the Company's Board of Directors appointed MaloneBailey LLP ("MaloneBailey") as the Company's new independent registered accounting firm. During the Company's two most recent fiscal years and through May 27, 2016, neither the Company nor anyone acting on the Company's behalf consulted MaloneBailey with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Anton & Chia, LLP to the Securities and Exchange Commission dated May 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ASIA ENERGY, INC.
Date: May 27, 2016	By: /s/ Lin Kok Peng
Name: Lin Kok Peng
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Anton & Chia, LLP to the Securities and Exchange Commission dated May 23, 2016.